Wonder Auto Technology, Inc.
(NASDAQ: WATG)

February 2008

Safe Harbor Statement

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This presentation includes or incorporates by reference statements that constitute forward-
looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.  These statements include, but are not limited to, information or assumptions about revenues, gross profit, expenses, income, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management’s plans, goals and objectives for future operations and growth.  In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,”
“believe,” “estimate,” “predict,” “potential,” “continue,” or the negative of these terms or other comparable terminology.  You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or
achievements.

We do not intend or assume any obligation to update any of these forward-looking statements.

Leading
Automotive Parts
Supplier

Established in 1996, we are now the 2nd largest alternator and starter manufacturer in China.

China is currently the 2nd largest automotive market in the world and is poised to become the largest market.

Customers

Our customer base is continuously expanding and includes Beijing Benz-
Daimler Chrysler, Beijing Hyundai, Nanjing Fiat, Nanjing MG, Shanghai
General Motor and Shenyang Mitsubishi.

Facilities

We have a 50, 000 square meter facility in Jinzhou City.

We operate four alternator assembly lines and four starter assembly lines.

We increased capacity to 4.0 million total alternators and starters units from 3.2 million in 2006.

Employees

We currently employ 513 people, of which 71 are in R&D and have nearly 50 patents.

Company Overview

High Quality
Products

We target the mid- to small-engine market – the largest high-growth vehicle segment in China.

We offer over 150 different models of alternators and over 70 different models of starters.

* As of December 31, 2007

Key Investment Highlights

Leading Market Position

Strong Collaborative Relationships with Top Tier Customers

Proven Track Record of Growth and Profitability

Experienced Management Team

Large and Growing Chinese Automotive Market Opportunity

#1

#2

#3

#4

#5

Units (mn)
10
9
8
7
6
5
4
3
2
1
0
1999
2000
2001
2002
2003
2004
2005
2006
United States
China
Germany
Japan

Attractive Industry Dynamics

China is now the 2nd largest auto market in the world.

Passenger car output in China has been growing at 37.4% CAGR from 1999 to 2006.

There were 257 million vehicles in the U.S., representing more than 650 cars per 1,000 people; while there were 37 million vehicles in China, representing less than 30 cars per
1,000 people in 2006.

Source: International Organization of Motor Vehicle Manufacturers

Passenger Car Output

GDP per Capita (US$)
Units per 1,000 Person
GDP per Capita
Passenger Car Ownership Units per 1,000 Person
2,500
2,000
1,500
1,000
500
0
16
14
12
10
8
6
4
2
0
1998
1999
2000
2001
2002
2003
2004
2005
2006

Sustainable Long-term Growth

Growing GDP per capita

Increasing urbanization

Growth of highway
infrastructure

The developing automotive
financing system

Favorable government
policies

Source: National Bureau of Statistics of China

Note: RMB/US$ exchange rate as of the last trading day of each fiscal year

Low Vehicle Ownership is Poised for Growth

Key Market Growth Drivers

WONDER 萬得

Sales Units (mn)
2.0
1.6
1.2
0.8
0.4
0.0
Engine Size: ≤ 1.0L
Engine Size: 1.0L < to ≤ 1.6L
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007

Focus on Higher Growth Segments

Migration from small to mid-
size Engine Market

Rapidly growing sales of mid-
sized engine passenger cars:

Better status

Better driving ability

Discount on price

Source: China Automotive Technology & Research Center

Passenger Car Market in China

Growth in mid-sized eclipsed small-sized

Leading Market Position

Mission Statement

Same Performance with the Lower Price;

Same Price with the Better Performance

Well recognized brand name

Larger scale and critical mass

Stronger R&D capabilities

Advantages over Local
Competitors

Developed low-cost supplier
network

Competitive local cost structure

China-based R&D efforts, closer
to the end market

Advantages over Foreign
Competitors

Key Products Features

Rotor
Rear Fan
Regulator
Front Fan
Rectifier
Stator

Magnetic Switch
Pinion Gear
Armature
Planetary Gear

High power output / weight ratio

Long product service life

Durability and reliability under harsh operating
environments

Mission Critical Products

Mission critical automotive components

Over 150 models

5 different series

Over 70 models

5 different series

Starter

Alternator

Established Low-cost
Supply Chain Network

The majority of our suppliers are located within
300 km of our manufacturing facilities

Shorter lead times

Lower shipping costs

Ease of quality control and monitoring

Long-term relationships and exclusivity
arrangements with key suppliers

Meeting rigorous quality assurance standards
and demanding delivery schedule

Multiple sources exist for most raw materials
and components

Vertically integrate to capture key components

Sourcing Stability

Competitive Raw Materials & Components Cost

Automotive manufacturing
capabilities accumulated over
the last 10 years

Developed customized
assembly lines and equipment,
to provide

Manufacturing flexibility

Process optimization

Overall quality assurance

Proprietary Manufacturing
Processes

Shorter lead times

Reduced overhead and
equipment downtime

Reduced material wastage

Ability to handle frequent
product change-over

Competitive Manufacturing Cost

KAZAKHSTAN
MONGOLIA
Qiqihar
Harbin
Datong
Taiyuan
CHINA
Lanzhou
Xi'an
Nanjing
Chengdu
Chongqing
Guiyang
Fuzhou
INDIA
Kabul
Lahore
Delhi
Lucknow
Bhopal
Surat
Hong Kong

Strong R&D and Customer
Relationships

1) Jinzhou

Enhance existing products

Improve manufacturing
processes and cost
reduction

Test of new products

2) Beijing

Develop new products

Explore future technologies

Achieve higher output
power, smaller size, lower
weight, longer useful life
and greater resilience in
harsh operating
environments.

2  R&D Centers

2 R&D centers with 71 professionals including 10 foreign experts

Sustainable long-term collaborative customer relationship - actively involved in the customers’ product development cycle, from initial design to sample delivery and mass production

Early access to customers and designs - 31 joint development programs in 2007, up from 21 in 2006

WONDER 萬得

HYUNDAI
MITSUBISHI MOTORS
CHERY
Brilliance Auto 华晨汽车
KIA
GM DAEWOO
XCE 新晨动力

BBDC 北京奔驰－戴姆勒-克莱斯勒汽车有限公司
BEIJING BENZ-DAIMLERCHRYSLER AUTOMOTIVE CO.,LTD
LDV
DOOSAN
FOTON 福田汽车
GM
MG 名爵
CSIC
FIAT 南京菲亚特
JAC
LIFAN

Expanding Customer Base

Expansion Customers

Core Customers

No. of Customers

30

2001

50

2007

Strengthen
R&D
Capabilities

Continue Focus
on Low-
Emission
Vehicles

Vertical
Integration

Increase
Production
Capacity

Expand Sales
into
International
Markets

New Products
to Match
Consumer
Trends

Growth Strategy

Experienced Management Team

Name

Title

Age

# of Years at

Wonder

Qingjie Zhao

Chairman, CEO and President

50

10

Meirong Yuan

Director, CFO and Treasurer

36

5

Seuk Jun Kim

VP New Product Development

51

10

Robert

Forreider

VP Sales and Marketing in North America

53

1

Financial Overview

Financial Highlights

Robust revenue growth

Improved gross margin

Industry leading operating margin

Net cash flow from operations exceeded US$12 million in
2007

Strong balance sheet providing financial flexibility

Clear visibility of future performance

2008 Revenues could exceed US$140 million

with Net Earnings over US$20 million

Sales Revenue
$160
$140
$120
$100
$80
$60
$40
$20
$0
CAGR = 33.4%
YoY = 41.5%
$22.8
$39.8
$42.3
$48.1
$72.2
$102.1
$140.0+
2002
2003
2004
2005
2006
2007
2008E

Top Line Growth

($ in Millions)

Source: Public Filings

Net Income
$22
$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
$3.4
$5.2
$5.6
$6.4
$8.2
$14.5
$20.0+
CAGR = 25.0%
YoY = 76.5%
2002
2003
2004
2005
2006
2007
2008E

Net Income Generation

($ in Millions)

Source: Public Filings

Balance Sheet

($ in Millions)

Source: Public Filings

31-Dec-06

31-Dec-07

Audited

Unaudited

Current Assets

56.1

99.3

     Cash and Restricted Cash

13.1

34.7

Non-Current Assets

21.9

43.1

Total Assets

78.0

142.4

Current Liabilities

37.2

43.1

     Secured Short-Term Debt

14.3

10.3

Non-Current Liabilities

-

-

     Secured Long-term Debt

-

17.6

Shareholders’ Equity

38.2

78.4

Total Liabilities and Equity

78.0

142.4

Current Ratio

1.5

2.3

Key Event Highlights

Acquisitions

The remaining 79.6% of Jinzhou Wanyou acquired in April 2007.

Expanding product mix by adding suspension parts and alternators and starter subcomponents.

On January 1, 2008, acquired 50% of Jinzhou Hanhua Electric Fitting
Ltd., a manufacturer of armatures for starters.

Key Contract

On Nov. 26th, 800,000 alternators contract with an international auto parts procurement center for three years.

Approximately US$11 million per year over the three-year contract period.

Private Placement

On December 11, 2007, sold 3,000,000 newly issued shares of
common stock at $8.65 per share to raise gross proceeds of
US$25,950,000.

Use the proceeds for working capital and the purchase of additional
R & D equipment and production assets.

Key Investment Highlights

Leading Market Position

Strong Collaborative Relationships with Top Tier Customers

Proven Track Record of Growth and Profitability

Experienced Management Team

Large and Growing Chinese Automotive Market Opportunity

#1

#2

#3

#4

#5

THANK YOU!